Nicholas Financial

SALT LAKE CITY, UTAH

Grand Opening Celebration!!


NICHOLAS FINANCIAL INC.
GRAND OPENING Event
UTAH JAZZ

You're Invited to

Nicholas Financial's Salt Lake City Grand Opening

Date:
March 10th 2021

Time:
3:30 to 5:30 pm

Location:
2273 West 7800 South, Suite #4
West Jordan, UT 84088

For more Info call:
801-528-3764

Official Ribbon Cutting at 4:00 pm - Refreshments will be served

Proudly Serving Dealers in FL, AL, GA, ID, IL, IN, KS, KY, MI, MO, NC, NV, OH, PA,SC,TN,TX, WI, UT

www.NicholasFinancial.com